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        SELECT DIMENSIONS VARIABLE ANNUITY (SERIES II AND IIR)
                       SEPARATE ACCOUNT THREE
           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                  SUPPLEMENT DATED SEPTEMBER 26, 2002
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 5, 2002

Pursuant to shareholder approval, the North American Government Securities Portfolio and Emerging Markets Portfolio of the Morgan Stanley Select Dimensions Investment Series were liquidated as of the close of the New York Stock Exchange on September 25, 2002. All information relating to the North American Government Securities Portfolio, North American Government Securities Sub-Account, Emerging Markets Portfolio and Emerging Markets Sub-Account are removed from the prospectus and Statement of Additional Information.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-3888
333-69491